UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 20, 2005




COMMISSION FILE NUMBER:  1-5555


                            WELLCO ENTERPRISES, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)

NORTH CAROLINA                                         56-0769274
-------------------                       --------------------------------------
(State of Incorporation)                   ( I.R.S. Employer Identification No.)

            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
                     (Address of Principal Executive Office)

Registrant's telephone number, including area code 828-456-3545
                                                   ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[GRAPHIC OMITTED]

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[GRAPHIC OMITTED]

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[GRAPHIC OMITTED]

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[GRAPHIC OMITTED]

   Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C))



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SECTION 2   Financial Information

ITEM 2.02     Results of Operations and Financial Condition.

On May 17, 2005, Wellco Enterprises, Inc. issued a press release announcing the financial results for the third quarter ended April 2, 2005. A copy of Wellco Enterprises, Inc. press release is attached as Exhibit 99(a) to this report and incorporated by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SECTION 8 Other Events

ITEM 8.01    Other Events

On May 20, 2005, Wellco Enterprises, Inc. issued a press release announcing that its Board of Directors has declared a cash dividend on the company's common stock. A copy of Wellco Enterprises, Inc. press release is attached as Exhibit 99(b) to this report and incorporated by reference.

Exhibit Index

99(a) Press release, dated: May 17, 2005 issued by Wellco Enterprises, Inc. 99(b) Press release, dated: May 20, 2005 issued by Wellco Enterprises, Inc.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WELLCO ENTERPRISES, INC.

 /s/ David Lutz
 David Lutz
 President - Chief Executive Officer


Dated: May 20, 2005




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                                                              Exhibit 99(a)


              WELLCO ENTERPRISES, INC. ANNOUNCES OPERATING RESULTS FOR THE FISCAL QUARTER AND NINE MONTHS ENDED APRIL 2, 2005


Waynesville, North Carolina, May 17, 2005--Wellco Enterprises, Inc. (AMEX-WLC) today reported net income for the nine month period ended April 2, 2005 (current nine month period) of $1,127,000, equivalent to basic earnings per share of $0.89 ($0.87 diluted), from revenues of $39,241,000. This compares to net income $1,590,000, equivalent to basic earnings per share of $1.34 ($1.31 diluted), from revenues of $31,519,000 in the prior year nine month period ended April 3, 2004 (prior nine month period).

Compared to the prior period, total revenues in the current period increased by $7,722,000. In the current period the Company shipped 243,000 pairs of the Infantry Combat Boot (ICB) compared to 20,000 pairs in the prior period. This increase offset a 156,000 pair decrease in shipments of Hot Weather boots. During the current period, the Company was shipping under two contracts for the ICB boot. In the prior period, the Company had one ICB boot contract.

Shipments of Hot Weather boots in the prior period were under the Defense Department's surge option, primarily to meet the urgent need in Iraq. The surge need was substantially met by the end of the first quarter of the current period.

Compared with the prior period, revenues from technical assistance fees and equipment rentals from licensees, which vary with licensee sales, decreased by $237,000 because certain licensees, who contract with the Department of Defense, had decreased sales due to the end of their surge shipments.

The majority of the Company's boot manufacturing operations occurs at the factory of a wholly-owned subsidiary located in Puerto Rico. The Company is participating in a Puerto Rican government program to assist manufacturers in the training of new or expanded work force under which the Company is reimbursed for part of the compensation paid to certain employees. Under this program, the Company received and recognized as a reduction of Cost of Sales and Services in the current period $1,165,000, compared to $320,000 in the prior period. The Company's policy is to recognize the reimbursement as a reduction of labor costs included in Cost of Sales and Services in the period that it is received. At April 2, 2005, the Company had filed for, but not received, $837,000 of reimbursement for wages paid through that date.

For the three month period ended April 2, 2005 (current three month period), net income was $209,000, equivalent to basic earnings per share of $.16 ($.16 fully diluted), from revenues of $14,646,000. This compares with net income of $623,000, equivalent to basic earnings per share of $.52 ($.50 diluted) from revenues of $11,513,000 in the prior year quarter ended April 3, 2004 (prior three month period).



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Compared to the prior period, total revenues in the current period increased by
$3,133,000. In the current period the Company shipped 100,000 pairs of the Infantry Combat Boot (ICB). The prior period included 20,000 pairs of ICB boot sales. This increase offset a 70,000 pair decrease in shipments of the Hot Weather boots.

The Company did not receive, in either the current or prior year three-month period, any wage reimbursement from the Puerto Rico government program mentioned above. On May 16, 2005, the Company did receive $220,000 of the $837,000 reimbursement filed for through April 2, 2005. This amount, plus any additional reimbursement received through July 2, 2005 will be included in the operating results for the fourth fiscal quarter ending July 2, 2005 as a reduction in cost of sales.


           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

Statements throughout this report that are not historical facts are forward-looking statements. These statements are based on current expectations and beliefs, and involve numerous risks and uncertainties. Many factors could affect the Company's actual results, causing results to differ materially from those expressed in any such forward-looking information.

These factors include, but are not limited to, the receipt of contracts from the
U. S. government and the performance thereunder; the ability to control costs under fixed price contracts; the cancellation of contracts; and other risks detailed from time to time in the Company's Securities and Exchange Commission filings, including Form 10-K for the year ended July 3, 2004. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. Actual results may differ materially from management expectations. The Company assumes no obligation to update any forward-looking statements.


Contact:
Wellco Enterprises, Inc.
Waynesville, North Carolina
David Lutz, President and Chief Executive Officer
Phone: 828-456-3545, extension 102





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                            WELLCO ENTERPRISES, INC.
                         CONSOLIDATED OPERATING RESULTS
                                   (UNAUDITED)

        (000's omitted except for per share amounts and number of shares)
                           Fiscal Nine Months Ended   Fiscal Three Months Ended
                               April 2,    April 3,       April 2,     April 3,
                                   2005        2004           2005         2004
                           -----------------------------------------------------
Revenues                        $39,241     $31,519        $14,646      $11,513
--------------------------------------------------------------------------------
Operating Income                  1,637       2,074            327          808
--------------------------------------------------------------------------------
Net Interest Expense                203         135             66           74
--------------------------------------------------------------------------------
Income Before Income
Taxes                             1,434       1,939            261          734
--------------------------------------------------------------------------------
Provision for Income
Taxes                               307         349             52          111
--------------------------------------------------------------------------------
Net Income                       $1,127      $1,590           $209         $623
--------------------------------------------------------------------------------
Basic Earnings
Per Share                          0.89        1.34           0.16         0.52
--------------------------------------------------------------------------------
Diluted Earnings
Per Share                          0.87        1.31           0.16         0.50
--------------------------------------------------------------------------------
Weighted Average
Number of
Common Shares
Outstanding:
--------------------------------------------------------------------------------
For Basic Earnings
Per Share                     1,261,660   1,190,388      1,270,746    1,199,977
--------------------------------------------------------------------------------
For Diluted Earnings
Per Share                     1,297,748   1,215,258      1,305,000    1,249,379
--------------------------------------------------------------------------------




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                                                              Exhibit  99(b)

                   WELLCO ENTERPRISES, INC. ANNOUNCES DIVIDEND

Waynesville, North Carolina, May 20, 2005--Wellco Enterprises, Inc. (AMEX-AC) today announced that at a May 19, 2005 meeting, the Wellco Board of Directors declared a quarterly cash dividend of $.15 (fifteen cents) per share payable on June 24, 2005 to shareholders of record on June 3, 2005.



Contact:
Wellco Enterprises, Inc.
Waynesville, North Carolina
David Lutz, President and Chief Executive Officer
Phone: 828-456-3545, extension 102




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